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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                February 12, 2009


                                  PRO-DEX, INC.
             (Exact name of registrant as specified in its charter)


         COLORADO                    0-14942                  84-1261240
---------------------------- ------------------------- -------------------------
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                   Identification Number)
      incorporation)


                   2361 McGaw Avenue, Irvine, California 92614
               (Address of principal executive offices, zip code)

                                 (949) 769-3200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.
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            The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On February 12, 2009 Pro-Dex, Inc. issued a press release announcing its financial performance for the second quarter of fiscal year 2009. On that same date, Pro-Dex, Inc. conducted a conference call concerning its performance for the second quarter of fiscal year 2009. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits
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(c)   Exhibits.


            Exhibit 99.1  Press release dated February 12, 2009 of Pro-Dex Inc.




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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 12, 2009                 PRO-DEX, INC (REGISTRANT).


                                         By: /s/ Mark P. Murphy
                                             -----------------------------------
                                             Mark P. Murphy
                                             Chief Executive Officer




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                                INDEX TO EXHIBITS


    Exhibit
    Number        Description
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      99.1        Press Release dated February 12, 2009





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